UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 6, 2005

Portal Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-25829	77-0369737
(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Blvd, Cupertino, California	95104
(Address of Principal Executive Offices)	(Zip Code)

(408) 572-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 6, 2005, Registrant’s management held a conference call to discuss its preliminary unaudited results for its fourth quarter and full fiscal year ended January 28, 2005. A telereplay of the conference call will be available until July 13, 2005 by calling (800) 642-1687 (inside the US) or (706) 645-9291 (outside the US). The telereplay passcode is 7503813. Additionally, an archive of the webcasted conference call will be available for one year. To listen to the archived webcast use the following
URL: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=64835&event

The transcript of the conference call is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Transcript of earnings conference call held on July 6, 2005 (furnished and not filed herewith pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: July 12, 2005	By:	/s/ Larry Bercovich
	Name:	Larry Bercovich
	Title:	SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of earnings conference call held on July 6, 2005 (furnished and not filed herewith pursuant to Item 2.02).